UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2024
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RALLYBIO CORPORATION
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40693	85-1083789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	234 Church Street, Suite 1020 New Haven, Connecticut	06510
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 203 859-3820
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RLYB	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Rallybio Corporation (Rallybio) held its annual meeting of shareholders on May 15, 2024.
The results of the matters voted on by the shareholders are set forth below.

1. The following nominees were elected to the Board of Directors as Class III directors for terms expiring at the 2027 annual meeting of shareholders.

	For	Against	Abstentions/Broker Non-Votes
Wendy K. Chung	19,582,051	7,206,201	4,647,512
Robert Hopfner	19,765,736	7,022,517	4,647,511
Ronald Hunt	19,758,521	7,029,725	4,647,518
Hui Liu	26,568,854	219,398	4,647,512

2. The shareholders ratified the appointment of Deloitte and Touche LLP as the independent registered public accounting firm for Rallybio for the fiscal year ending December 31, 2024.

For	Against	Abstentions/Broker Non-Votes
31,396,236	32,355	7,173

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALLYBIO CORPORATION

Date:	May 21, 2024	By:	/s/ Jonathan I. Lieber
Jonathan I. Lieber Chief Financial Officer and Treasurer